SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 Date of Report:
                                  July 31, 2003

                        CIT HOME EQUITY LOAN TRUST 2003-1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                            (Commission File Number)
                                    333-65554

                        (IRS Employer Identification No.)


                    c/o The CIT Group/Consumer Finance, Inc.
                                   1 CIT Drive
                             Livingston, New Jersey
                                   07039-0491

               Registrants' telephone number, including area code:
                                 (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events

CIT HOME EQUITY LOAN TRUST 2003-1
MONTHLY SERVICE REPORT
COLLECTION PERIOD:                                               31-Jul-03
PAYMENT DATE:                                                    20-Aug-03
DETERMINATION DATE:                                              15-Aug-03

The monthly distributions were made to holders of asset backed notes issued by CIT Home Equity Loan Trust 2003-1on: August 20, 2003

Item 7. Financial Statements and Exhibits

(c.)  Exhibits.

      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

      Exhibit No. 20.1        Monthly Servicer Report

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. CIT Home Equity Loan Trust 2003-1

By:  The CIT Group Consumer Finance
By:       /s/ Gilmar Rodrigues
------------------------------

Name:   Gilmar Rodrigues
Title:  Vice President
Dated:
August 19, 2003

Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2003-1
      Home Equity Loan Asset Backed Certificates, Series 2003-1
                            Master Servicer's Certificate

                                                            Due Period 7/31/2003
                                                    Determination Date 8/15/2003
                                                     Distribution Date 8/20/2003

I     Available in Certificate Account

      Principal collected on Mortgage Loans                                                                          18,470,954.36
      All Liquidation Proceeds with respect to Principal                                                                      0.00
      Principal portion of Purchase Price on Repurchased Mortgage Loans                                                  37,434.63
      Substitution Adjustment with respect to Principal                                                                       0.00
      Amount transferred from Pre-Funding Account                                                                             0.00
                                                                                                                    --------------

                  Principal Distribution Amount                                                                      18,508,388.99

      Interest collected on Mortgage Loans                                                                            6,225,027.35
      Interest portion of Purchase Price on Repurchased Mortgage Loans                                                      303.84
      All Liquidation Proceeds with respect to Interest                                                                       0.00
      Substitution Adjustment with respect to Interest                                                                        0.00
      Master Servicer Monthly Advances (net of Compensating Interest)                                                   585,952.46
      Reimbursement of previous months Servicer Advances                                                               (320,223.64)
      Compensating Interest                                                                                               1,143.30
      Investment Earnings on the Certificate Account                                                                          0.00
      Investment Earnings on the Prefunding Account                                                                           0.00
                                                                                                                    --------------

                  Interest Remittance Amount                                                                          6,492,203.31

      Amount not Required to be deposited                                                                                     0.00

                  Total available in the Certificate Account                                                         25,000,592.30

II    Distributions                                                                Per $ 1,000                          Amount
                                                                                   -----------                      --------------

1.    Aggregate Class A-1 Distribution                                             73.41915799                       21,585,232.45

2.    Aggregate Class A-2 Distribution                                              1.95833333                          417,125.00

3.    Aggregate Class A-3 Distribution                                              2.32500000                          134,850.00

4.    Aggregate Class A-4 Distribution                                              3.27500000                          373,350.00

5.    Aggregate Class A-5 Distribution                                              4.15000000                          137,157.50

6.    Aggregate Class A-6 Distribution                                              3.38333330                          318,033.33

7.    Aggregate Class A-IO Distribution                                             4.16666667                          750,000.00

8.    Aggregate Class M-1 Distribution                                              3.89166660                          210,344.58

9.    Aggregate Class M-2 Distribution                                              4.21666667                          178,365.00

10    Aggregate Class B Distribution                                                4.58333324                          172,333.33

11.   Aggregate Class X-IO Distribution                                                                                       0.00

12.   Aggregate Class R Distribution                                                                                          0.00

13.   Aggregate Master Servicer Distribution                                                                            723,801.11

                                                                                                                    --------------

                        Total Distributions =                                                                        25,000,592.30

III   Certificate Class Balances                                                   Factor %                             Amount
                                                                                 -------------                      --------------

      Opening Senior Class A Certificate Balances as reported on the prior
      Monthly Master Servicer Report:
            (a)   Class A-1                                                       81.26654970%                      238,923,656.12
            (b)   Class A-2                                                      100.00000000%                      213,000,000.00
            (c)   Class A-3                                                      100.00000000%                       58,000,000.00
            (d)   Class A-4                                                      100.00000000%                      114,000,000.00
            (e)   Class A-5                                                      100.00000000%                       33,050,000.00
            (f)   Class A-6                                                      100.00000000%                       94,000,000.00
                                                                                                                    --------------
                                                                                                                    750,973,656.12

            (g)   Class A-IO                                                     100.00000000%                      180,000,000.00

      Opening Subordinated Class M & B Certificate Balances as reported on the prior Monthly Master Servicer Report:
            (a)   Class M-1                                                      100.00000000%                       54,050,000.00
            (b)   Class M-2                                                      100.00000000%                       42,300,000.00
            (c)   Class B                                                        100.00000000%                       37,600,000.00
                                                                                                                   ---------------
                                                                                                                    133,950,000.00

IV    Principal Distribution Amount

1(a). Basic Principal Amount                                                                       No.                  Amount
                                                                                                  -----             --------------
            (a)   Stated principal collected                                                                          2,359,760.06
            (b)   Principal Prepayments                                                             185              16,111,194.30
            (c)   Liquidation Proceeds                                                                                        0.00
            (d)   Repurchased Mortgage Loans                                                          1                  37,434.63
            (e)   Substitution Adjustment related to Principal                                                                0.00
            (f)   Amount Transferred from Pre-Funding Account                                                                 0.00
                                                                                                                    --------------
                              Total Principal Distribution                                                           18,508,388.99

1(b). Subordination Increase Amount                                                                                   2,839,910.83

2(a). Class A Principal Distribution Amount:
                                                                                   Per $ 1,000
                                                                                   -----------
            (a)   Class A-1                                                        72.61326469                       21,348,299.82
            (b)   Class A-2                                                         0.00000000                                0.00
            (c)   Class A-3                                                         0.00000000                                0.00
            (d)   Class A-4                                                         0.00000000                                0.00
            (e)   Class A-5                                                         0.00000000                                0.00
            7.    Class A-6
                  (a)   Class A-6 Lockout Percentage                                                       0.00%
                  (b)   Class A-6 Lockout Distribution Amount                       0.00000000                                0.00

2(b). Class M & B Principal Distribution Amount:
            1.    Class M-1                                                         0.00000000                                0.00
            2.    Class M-2                                                         0.00000000                                0.00
            3.    Class B                                                           0.00000000                                0.00

2(c)  Class M & B Applied Realized Losses:
            1.    Class M-1                                                         0.00000000                                0.00
            2.    Class M-2                                                         0.00000000                                0.00
            3.    Class B                                                           0.00000000                                0.00

                                                                                    Factor %                            Amount
                                                                                 -------------                      --------------
      Ending Senior Class A Certificate Balances after distributions of principal on this Monthly Master Servicer Report:
            (a)   Class A-1                                                       74.00522323%                      217,575,356.30
            (b)   Class A-2                                                      100.00000000%                      213,000,000.00
            (c)   Class A-3                                                      100.00000000%                       58,000,000.00
            (d)   Class A-4                                                      100.00000000%                      114,000,000.00
            (e)   Class A-5                                                      100.00000000%                       33,050,000.00
            (f)   Class A-6                                                      100.00000000%                       94,000,000.00
                                                                                                                    --------------
                                                                                                                    729,625,356.30

            (g)   Class A-IO                                                     100.00000000%                      180,000,000.00

      Ending Subordinated Class M & B Certificate Balances after distributions of principal on this Monthly Master Servicer Report:
            (a)   Class M-1                                                      100.00000000%                       54,050,000.00
            (b)   Class M-2                                                      100.00000000%                       42,300,000.00
            (c)   Class B                                                        100.00000000%                       37,600,000.00
                                                                                                                    --------------
                                                                                                                    133,950,000.00

V     Interest Distribution Amount

      Fixed Rate Certificates

            (b)  Fixed Rate Certificates applicable Pass-Through Rate
                  1.    Class A-1                                                     1.19000%
                  2.    Class A-2                                                     2.35000%
                  3.    Class A-3                                                     2.79000%
                  4.    Class A-4                                                     3.93000%
                  5.    Class A-5                                                     4.98000%
                  6.    Class A-6                                                     4.06000%
                  7.    Class A-IO                                                    5.00000%
                  8.    Class M-1                                                     4.67000%
                  9.    Class M-2                                                     5.06000%
                  10.   Class B                                                       5.50000%

      INTEREST REMITTANCE AMOUNT
            1.    Interest collected on Mortgage Loans                            6,225,027.35
            2.    Interest advanced on Mortgage Loans                               265,728.82
            3.    Compensating Interest on Mortgage Loans                             1,143.30
            4.    Substitution Adjustment interest                                        0.00
            5.    Purchase Price interest on repurchased accounts                       303.84
            6.    Liquidation Proceeds interest portion                                   0.00
            7.    Investment Earning in the Pre-Funding Account                           0.00
                  TOTAL INTEREST REMITTANCE AMOUNT                                                                    6,492,203.31

      Current Interest Requirement

            1.    Class A-1 @ applicable Pass-Through Rate                                                              236,932.63
            2.    Class A-2 @ applicable Pass-Through Rate                                                              417,125.00
            3.    Class A-3 @ applicable Pass-Through Rate                                                              134,850.00
            4.    Class A-4 @ applicable Pass-Through Rate                                                              373,350.00
            5.    Class A-5 @ applicable Pass-Through Rate                                                              137,157.50
            6.    Class A-6 @ applicable Pass-Through Rate                                                              318,033.33
            7.    Class A-IO @ applicable Pass-Through Rate                                                             750,000.00
            8.    Class M-1 @ applicable Pass-Through Rate                                                              210,344.58
            9.    Class M-2 @ applicable Pass-Through Rate                                                              178,365.00
            10.   Class B @ applicable Pass-Through Rate                                                                172,333.33

      Class Interest Carryover Shortfall

            1.    Class A-1                                                               0.00
            2.    Class A-2                                                               0.00
            3.    Class A-3                                                               0.00
            4.    Class A-4                                                               0.00
            5.    Class A-5                                                               0.00
            6.    Class A-6                                                               0.00
            7.    Class A-IO                                                              0.00
            8.    Class M-1                                                               0.00
            9.    Class M-2                                                               0.00
            10.   Class B                                                                 0.00


      Certificates Interest Distribution Amount
                                                                                   Per $ 1,000
                                                                                   -----------
            1.    Class A-1                                                         0.80589330                          236,932.63
            2.    Class A-2                                                         1.95833333                          417,125.00
            3.    Class A-3                                                         2.32500000                          134,850.00
            4.    Class A-4                                                         3.27500000                          373,350.00
            5.    Class A-5                                                         4.15000000                          137,157.50
            6.    Class A-6                                                         3.38333330                          318,033.33
            7.    Class A-IO                                                        4.16666667                          750,000.00
            8.    Class M-1                                                         3.89166660                          210,344.58
            9.    Class M-2                                                         4.21666667                          178,365.00
            10.   Class B                                                           4.58333324                          172,333.33

VI    Credit Enhancement Information
                                                                                                                             Total

            (a)   Senior Enhancement Percentage                                                                             16.07%

            (b)   OC Spread Holiday in effect?                                                                                  NO

            (c)   Overcollateralization Amount:

                  1.    Opening Overcollateralization Amount                                                                  0.00
                  2.    Ending Overcollateralization Amount                                                           5,744,372.28
                  3.    Required Overcollateralization Amount                                                        31,020,000.00
                  4.    Subordination Deficiency                                                                     25,275,627.72
                  5.    Excess Overcollateralization Amount                                                                   0.00

VII   Trigger Information

            1.    (a)   60+ Delinquency  Percentage                                                                          0.60%
                  (b)   Delinquency Event in effect
                        (Rolling Three Month > 45% of Sr. Enhancement)?                                                         NO

            2.    (a)   Cumulative Loss Percentage                                                                           0.00%
                  (b)   Applicable Loss Percentage for current Distribution                                                  2.50%
                  (c)   Cumulative Loss Trigger Event in effect                                                                 NO

VIII  Pool Information                                                                             No.                  Amount
                                                                                                  -----             --------------

            (a)   Closing Mortgage Loan Principal Balance:                                        9,766             869,319,728.58

            (b)   Principal Balance of Balloon Mortgage Loans                                        28               2,164,431.44

            (c)   Weighted Average Mortgage Rate:                                                                           8.191%

            (d)   Weighted Average Net Mortgage Rate:                                                                       7.700%

            (e)   Net Weighted Average Coupon Cap:                                                                          6.686%

            (f)   Net Weighted Average Coupon Cap for A-1 Class only                                                        6.686%

            (g)   Weighted Average Remaining Maturity:                                                                      322.94

            (h)   Weighted Average Original Maturity:                                                                       331.53

IX    Delinquency Information                                                                      No.       %          Amount
                                                                                                  --------------------------------

      A.  Fixed Rate Mortgage Loans:
            (a)   Delinquent Contracts:
                  1. 31 - 59 Day Accounts                                                           227    2.19%     19,061,486.51
                  2. 60 - 89 Day Accounts                                                            46    0.38%      3,315,596.67
                  3. 90+  Day Accounts                                                               64    0.58%      5,011,795.38

            (b)   Mortgage Loans - In Foreclosure                                                    27    0.27%      2,319,335.07
            (c)   REO Property Accounts                                                               0    0.00%              0.00

X     Realized Losses                                                                              No.                  Amount
                                                                                                  -----             --------------

            1.    (a)   Gross Realized Losses during the period                                       0                       0.00

                  (b)   Realized Losses during the period                                                                     0.00

                  (c)   Cumulative Gross Realized Losses                                              0                       0.00

                  (d)   Cumulative Realized Losses                                                                            0.00

                  (e)   Cumulative Applied Realized Losses

                          i.  Class B                                                                                         0.00
                         ii.  Class M-1                                                                                       0.00
                        iii.  Class M-2                                                                                       0.00

XI    Miscellaneous Information

      1.    (a)   Monthly Master Servicer Fee

                    i.  Monthly Servicing Fee                                                                           369,928.38
                   ii.  Mortgage Fees                                                                                   353,872.73
                  iii.  Certificate Account Investment Earnings                                                               0.00

            (b)   Amount of prior unpaid Master Servicing Fees paid with
                  this distribution                                                                                           0.00

            (c)   Total Master Servicing Fees paid with this distribution                                               723,801.11

            (d)   Amount of unpaid Master Servicing Fees as of this distribution                                              0.00

      2.    (a)   Opening Master Servicer Advance Balance                                                             2,535,080.57

            (b)   Current Advance (exclusive of Compensating Interest)                                                  585,952.46

            (c)   Reimbursement of prior Master Servicer Advances                                                      (320,223.64)
                                                                                                                    --------------

            (d)   Ending Master Servicer Advance Balance                                                              2,800,809.39

      3.    Current period Compensating Interest                                                                          1,143.30

      4.    (a)   Stepdown Date in effect ?                                                                   NO

      5.    Aggregate principal balance of Subsequent Mortgage Loans
            purchased by the Trust on the related Distribution Date:                                                          0.00

      6.    (a)   Beginning Amount of the Pre-Funding Account                                                                 0.00
      6.    (b)   Principal Balance Purchased by the Trust                                                                    0.00
      6.    (c)   Pre-Fuding Balance after the above Purchase (6b) to be paid
                  as an additional principal to the Noteholders.                                                              0.00
      6.    (d)   Ending Amount of the Pre-Funding Account                                                                    0.00

            (d)   Amount of Investment Earnings in the Pre-Funding Account                                                    0.00

      7.    Aggregate principal balance of Subsequent Mortgage Loans
            (during Funding Period)                                                                        1,205    120,916,357.55